UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019

MATCH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37636 (Commission File Number)	26-4278917 (IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400
Dallas, TX 75231
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001	MTCH	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On June 19, 2019, Match Group, Inc. (the “Company”) held its annual meeting of stockholders. Stockholders present in person or by proxy, representing 64,710,838 shares of Match Group common stock (entitled to one vote per share) and 209,919,402 shares of Match Group Class B common stock (entitled to ten votes per share), voted on the following matters:
1.    Election of Directors—stockholders elected the following ten directors of the Company, each to hold office until the next annual meeting of stockholders or until his or her successor has been duly elected and qualified. Stockholders eligible to vote voted as follows:

	Number of Votes Cast in Favor	Number of Votes for Which Authority was Withheld
Amanda W. Ginsberg	2,132,362,044	20,683,657
Joseph Levin	2,126,052,972	26,992,729
Ann L. McDaniel	2,148,361,263	4,684,438
Thomas J. McInerney	2,147,885,953	5,159,748
Glenn H. Schiffman	2,130,976,919	22,068,782
Pamela S. Seymon	2,148,361,082	4,684,619
Alan G. Spoon	2,142,581,184	10,464,517
Mark Stein	2,130,993,125	22,052,576
Gregg Winiarski	2,130,992,751	22,052,950
Sam Yagan	2,130,695,151	22,350,550
In addition to the votes cast and withheld for each director nominee described above, there were 10,859,159 broker non-votes with respect to each director nominee.
2.    The Say on Pay Proposal—stockholders approved (on an advisory basis) the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2018. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
2,151,319,829	1,677,967	47,905
In addition to the votes cast for, votes cast against and abstentions described above, there were 10,859,159 broker non-votes with respect to the Say on Pay Proposal.
3.    The Auditor Ratification Proposal—stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ended December 31, 2019. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
2,163,632,719	153,942	118,199

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Jared F. Sine
Jared F. Sine
Chief Legal Officer & Secretary

Date: June 25, 2019